Exhibit 32.2

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, John M. Deitzer, the Chief Financial Officer of Atkore Inc., certify that (i) the Quarterly Report on Form 10-Q for the quarter ended June 27, 2025, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and (ii) the information contained in such Quarterly Report on Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of Atkore Inc.

Dated:	August 4, 2025	/s/ John M. Deitzer
John M. Deitzer
Vice President and Chief Financial Officer (Principal Financial Officer)